                                                              Ex-10.4
                      ANHEUSER-BUSCH COMPANIES, INC.

                   1981 NON-QUALIFIED STOCK OPTION PLAN

     (As amended December 18, 1985, June 24, 1987, December 20, 1988,
         July 22, 1992, December 20, 1995, and November 26, 1997)

Section 1.  Establishment and Purpose.
            -------------------------
    Anheuser-Busch Companies, Inc. hereby establishes a non-qualified stock option plan to be named the Anheuser-Busch Companies, Inc. 1981 Non-Qualified Stock Option Plan ("Plan"), for officers and key employees of the Company and its subsidiaries.
The purpose of the Plan is (1) to induce officers and key employees of the Company and its subsidiaries who are in a position to contribute materially to the prosperity thereof to remain with the Company or its subsidiaries, to offer them incentives and rewards in recognition of their contributions to the Company's progress, and to encourage them to continue to promote the best interests of the Company and its subsidiaries, and (2) to aid the Company and its subsidiaries in competing with other enterprises for the services of new officers and key personnel needed to help insure the Company's continued progress.

Section 2.  Definitions.
            -----------
    (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

    (b) "Alternative Stock Appreciation Right" means a right, granted in conjunction with the grant of an Option pursuant to the Plan, to receive Stock having a value on the date such right is exercised equal to (i) the excess of the Fair Market Value of one share of Stock on the date of exercise of the Alternative Stock Appreciation Right over (ii) the base price for the Right.

    (c) "Board of Directors" means the Board of Directors of the Company.

    (d) "Cash Feature" means the feature, granted by the Committee pursuant to Section 8(a) below in connection with an Alternative Stock Appreciation Right, allowing the Optionee to receive, in connection with the exercise of such Right, an amount of cash determined and paid in accordance with paragraph (c) of Section 8 of the Plan and the rules adopted by the Committee pursuant to
Section 8(e) below.

    (e) "Cash Percentage" means that percentage from zero to 100% determined from time to time by the Committee in accordance with the rules of the Committee adopted pursuant to Section 8(e) below.

    (f) "Code" means the Internal Revenue Code as in effect from time to time.

    (g) "Committee" means the Stock Option Committee provided for in Section 3 hereof.

    (h) "Company" means Anheuser-Busch Companies, Inc., a corporation organized and existing under the laws of the State of Delaware.

    (i) "Fair Market Value", for all purposes hereunder, shall be the mean between the highest and lowest selling prices of the Company's common stock on the New York Stock Exchange Composite
Tape on the appropriate valuation date.

    (j) "Option" means a non-ISO stock option, i.e. an option which is not an "incentive stock option" under Section 422A of the Code, granted with or without accompanying Alternative Stock
Appreciation Rights to purchase common stock of the Company granted pursuant to the Plan.

    (k) "Optionee" means the person to whom an Option is granted.

    (l) "Plan" means the Anheuser-Busch Companies, Inc. 1981
Non-Qualified Stock Option Plan.

    (m) "Post-Death Representative(s)" means the executor(s) or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by his or her will or the laws of descent and distribution.

    (n) "Reporting Person" means an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the Securities and Exchange Commission pursuant to
Section 16(a) of the Act.

    (o) "Rule 16b-3" means Rule 16b-3 promulgated by the
Securities and Exchange Commission under the Act as amended from time to time.

    (p) "Spread," when used in connection with Alternative Stock Appreciation Rights having the same base price (as determined under Section 8(c)(2) below), means (i) the difference obtained by subtracting the base price of such Rights from the Fair Market Value of a share of Stock on the date such Rights are exercised,
(ii) multiplied by the number of such Rights being exercised.

    (q) "Stock" means authorized and unissued shares of common stock of the Company or reacquired shares of the Company's common stock held in its Treasury.

    (r) "Subsidiary" means a "subsidiary corporation" as defined in Section 425 of the Code.

    (s) "Transferee Corporation" means a corporation, or a parent or subsidiary corporation of such corporation, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, issuing or assuming an Option granted hereunder in a transaction to which Section 425(a) of the Code applies.
                                   2

    (t) "Window Period" means the period as defined from time to time in paragraphs (e)(3)(iii) and (e)(1)(ii) of Rule 16b-3. At this time, the term "Window Period" as so defined means the period beginning on the third business day following the date of release of the financial data of the Company specified in paragraph
(e)(1)(ii) of Rule 16b-3 and ending on the twelfth business day following such date. Such financial data includes quarterly and annual statements of sales and earnings, and the date of its release is the date such data (A) appears on a wire service, (B) appears in a financial news service, (C) appears in a newspaper of general circulation, or (D) is otherwise made publicly available. In interpreting this definition, the provisions of the first sentence shall be controlling, the remaining sentences being included for informational purposes only.

Section 3.  Administration.
            --------------
    The Plan shall be administered by a Stock Option Committee consisting of three or more persons who shall be members of the Board of Directors and who shall not be eligible to receive Options under the Plan. The Board of Directors shall appoint the members of the Committee and its Chairman and may fill vacancies thereon, however caused. The Committee shall hold its meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee. The Company shall grant Options under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan. The Committee may from time to time adopt (and thereafter may from time to time amend and rescind) such administrative rules and regulations for carrying out the Plan, and the Committee may take such action in the administration of the Plan, not inconsistent with the provisions hereof, as it shall deem proper. The interpretation and construction of any provisions of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive.

Section 4.  Total Number of Shares of Stock Subject to the Plan.
            ---------------------------------------------------
    The maximum number of shares of Stock which may be issued pursuant to Options or Alternative Stock Appreciation Rights granted hereunder (subject to adjustment as provided in Section 13 hereof) shall be 21,800,000 shares. Accordingly, 21,800,000 shares of the authorized but unissued common stock, par value $1.00 per share, of the Company shall be reserved for issuance upon the exercise of Options or Alternative Stock Appreciation Rights granted under the Plan. The Company may in its discretion use reacquired shares held in the Treasury in lieu of authorized but unissued shares. If an Option shall terminate for any reason without having been exercised in full, the unpurchased shares thereunder shall, unless the period during which Options under the Plan may be granted has expired, again be available for the purposes of the Plan and such terminated Option or any portion thereof shall not be taken into account in computing the total number of shares theretofore optioned; provided that, if the Option terminates because of the exercise of Alternative Stock Appreciation Rights, only the excess of the unpurchased shares over the shares issued upon exercise of the Alternative Stock Appreciation Rights shall again be available. Termination of an Option shall automatically terminate the Alternative Stock Appreciation Right, if any, granted in conjunction with such Option, unless termination is caused by the exercise of such Rights.

Section 5.  Eligibility.
            -----------
    The class of employees eligible to receive Options under the Plan shall be officers and key employees of the Company or of any parent or subsidiary thereof (not including directors of the Company or of any parent or subsidiary thereof who are not otherwise officers or employees of the Company or of any parent or subsidiary thereof).

Section 6.  Granting of Options.
            -------------------
    The Committee shall, in its discretion, determine the officers and key employees to be granted Options, whether the shares covered by any particular Option shall be accompanied by Alternative Stock Appreciation Rights, the time or times at which Options shall be granted, and the number of shares subject to each Option. The Committee may at any time grant new Options to an individual who has received Options whether such prior Options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the grant of new Options. In granting Options, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and other factors which the Committee may deem relevant in accomplishing the purpose of the Plan. Options granted under the Plan shall not be affected by any change of duties or position of the Optionee so long as the Optionee continues to be an employee of the Company or of any parent or subsidiary thereof.

Section 7.  Terms of Options.
            ----------------
    The Committee, in its sole discretion, shall determine on and after what date or dates Options granted hereunder shall be exercisable and whether any particular Option shall become exercisable in one or more installments, specifying the installment dates and the number of shares exercisable on and after each such date, and, within the limits herein provided, shall determine the total period during which such Option is exercisable. The Committee may, in its sole discretion, after an Option is granted, accelerate the date or dates on which such Option is exercisable. The Committee may include such other provisions as the Committee may deem acceptable or desirable.

    If while unexercised Options remain outstanding under the Plan
(i) any corporation (other than the Company), person or group (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) makes a tender or exchange offer which, if consummated, would make such corporation, person or group the beneficial owner (within the meaning of Rule 13d-3 under the Act) of more than 50% of the Company's then outstanding Stock and, pursuant to such offer, purchases are made ("Offer"); (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or
(iii) the Company becomes aware that any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Act) has become the beneficial owner (within the meaning of Rule 13d-3 under the Act) of more than 50% of the Company's then outstanding Stock, then on the date of the first purchase of Stock pursuant to such Offer, or the date of any such shareholder approval or adoption, or the date on which the Company becomes aware of the acquisition of such percentage of the Company's Stock (any such date being referred to as an "Acceleration Date"), each outstanding Option and Alternative Stock Appreciation Right shall be exercisable in full.

    Notwithstanding any other provision of the Plan, each Option granted under the Plan shall be evidenced by a Non-Qualified Stock Option Agreement (the "Agreement") in such form, not inconsistent with the Plan, as the Committee shall determine, and shall include the substance of the following terms and conditions:

    (a) The Agreement shall state that the Option is an option which is not an "incentive stock option" under Section 422A of the Code.

    (b) The option price for each share of Stock covered by such Option shall be an amount not less than 100% of the Fair Market
Value of the Stock on the date of grant of the Option.

    (c) The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by the Optionee.

    (d) The Option by its terms shall not be exercisable after the expiration of ten years from its date of grant.

    (e) If Alternative Stock Appreciation Rights are granted in connection with an Option, the Optionee, upon exercise of the Option, in whole or in part, shall forfeit the related Alternative Stock Appreciation Rights or portion thereof.

    (f) The number of shares which are issued pursuant to the exercise of an Option or Alternative Stock Appreciation Right shall be charged against the maximum limitation on shares set forth in
Section 4.

    (g) An Option may be exercised only by the Optionee during his or her lifetime, and only by the Optionee's Post-Death Representatives after his or her death. Option Agreements may contain any provision approved by the Committee, not inconsistent with Sections 7(d) and other provisions of this Plan, relating to the period for exercise of Options after termination of employment, death or disability.

Section 8.  Alternative Stock Appreciation Rights.
            -------------------------------------
    (a) Alternative Stock Appreciation Rights may, in the discretion of the Committee, be granted in connection with any Option granted under the Plan. If Rights are granted to an Optionee, the number of Rights granted with respect to any particular Option shall equal the number of shares subject to such Option. Each such Right shall be payable in shares of Stock as provided below, provided that, in the sole discretion of the Committee and subject to the provisions of this Section 8, any such Right may be granted with a Cash Feature. In addition, a Cash Feature may be conferred by the Committee at any time in connection with any Alternative Stock Appreciation Right which did not originally have such Feature, provided that the Optionee executes an amendment to his or her Non-Qualified Stock Option Agreement reflecting the Cash Feature within 30 days after such amendment is mailed to him or her by the Company.

    (b) If Alternative Stock Appreciation Rights are granted in connection with an Option, the Optionee, upon exercise of the Alternative Stock Appreciation Rights, shall forfeit the related
Option or portion thereof.

    (c) An Alternative Stock Appreciation Right shall be subject to the following terms and conditions:

        (1) An Alternative Stock Appreciation Right shall be exercisable by the Optionee only at such time or times and to the extent, but only to the extent, that the related Option shall be exercisable, unless the Committee specifies a more restrictive period.

        (2) The base price of an Alternative Stock
    Appreciation Right shall be the option price per share of the related Stock Option.

        (3) The Alternative Stock Appreciation Right by its terms shall be transferable only when the underlying Option is transferable, and under the same conditions.

        (4) An exercise of an Alternative Stock Appreciation Right having no Cash Feature or an Alternative Stock Appreciation Right having a Cash Feature if the Cash Percentage then in effect is zero may be made at any time, subject to any limitations on exercisability imposed upon such Right by the Plan or by the terms of such Right, and shall be payable solely in Stock.

        (5) If Alternative Stock Appreciation Rights which have a Cash Feature are exercised outside of a Window
    Period, they shall be payable solely in Stock.

        (6) If Alternative Stock Appreciation Rights which have a Cash Feature ("Cash Feature Rights") are exercised
    (the "Current Exercise") within a Window Period, the
    Optionee shall be paid in cash for:

        (A)that number of Cash Feature Rights equal to the Cash Percentage in effect on the date of exercise
      (the "Current Cash Percentage") times the number of Cash Feature Rights being exercised in the Current
      Exercise, or,

        (B)if greater, that number of Cash Feature
      Rights (not to exceed the number of Rights being exercised in the Current Exercise) equal to (i) the Current Cash Percentage times the total number of Cash Feature Rights and Options related to such Rights exercised by the Optionee after June 24, 1987
      (including the Current Exercise) less (ii) the number of Cash Feature Rights paid in cash to the Optionee prior to the Current Exercise.

    Any remaining Cash Feature Rights being exercised in the Current Exercise shall be paid in Stock. If Cash Feature Rights relating to different grants of Alternative Stock Appreciation Rights are exercised on the same day, the exercises shall be deemed to occur in the order of the grants.

       (7) If, upon exercise, Alternative Stock Appreciation
    Rights are payable in Stock under the above subparagraphs, the Optionee shall be entitled to receive payment of the number of shares of Stock determined by dividing

         (A)the aggregate Spread on such Rights payable in Stock by

         (B)the Fair Market Value of a share of Stock on the exercise date of such Rights.

    If the resulting number of shares so obtained includes a fraction of one-half or more, the number shall be raised to the next higher whole number, but if the fraction is less than one-half, the fraction shall be disregarded.

        (8) If, upon exercise, Alternative Stock Appreciation
    Rights are payable in cash under the above subparagraphs, the Optionee shall receive cash equal to the aggregate
    Spread applicable to such Rights payable in cash.

        (9) Notwithstanding any other provision of this Plan, Alternative Stock Appreciation Rights which have a Cash Feature and Options related to such Rights shall not be exercised during the first six months of their respective terms, except that this limitation shall not apply in the event death or disability of the Optionee occurs prior to the expiration of the six-month period.

        (10)  If Alternative Stock Appreciation Rights have a
    Cash Feature, the Options to which such Rights relate shall not be exercisable during a Window Period, unless the Cash
    Percentage then in effect is zero.

        (11) For the purposes of applying the provisions of this paragraph (c), unless otherwise specifically provided, any deceased Optionee's past exercises of Options and Alternative Stock Appreciation Rights shall be attributed to his or her Post-Death Representative(s), and such Representative(s) shall be treated as having stepped into the Optionee's shoes.

    (d) If an Alternative Stock Appreciation Right is exercised, there shall be charged against the maximum limitation on shares set forth in Section 4:

        (1) the number of shares which are issued pursuant to subparagraph (c)(7) of this Section 8, and

        (2) the number of shares determined by dividing the amount of cash paid pursuant to subparagraph (c)(8) by the Fair Market Value of a share of Stock on the date of such exercise, rounding any fractional shares up or down in the manner provided in the last sentence of subparagraph
    (c)(7).

    (e) The Committee shall be empowered to adopt, rescind and amend such rules from time to time, with or without notice to affected Optionees, as it may deem appropriate in order to determine the Cash Percentage relating to exercises of Alternative Stock Appreciation Rights having a Cash Feature, to implement the provisions of this Section 8, and to exercise any discretion granted to the Committee hereunder, provided that no such rules may be inconsistent with the provisions of Rule 16b-3.

    (f) Any attempted exercise of an Alternative Stock
Appreciation Right by an Optionee in contravention of this Section 8 or the Committee's rules authorized hereunder or Rule 16b-3 shall be null and void. No Optionee shall have any vested or enforceable interest in any Cash Feature or any Committee rules relating thereto.

    (g) This Section 8 and the related definitions in Section 2 shall be interpreted and applied so as to conform with the requirements and limitations of Rule 16b-3, as amended from time to time. Any amendment to or new interpretation of Rule 16b-3 which creates or makes more restrictive one or more limitations shall automatically, upon becoming effective, apply to exercises of Alternative Stock Appreciation Rights, whether or not this Section 8 (or Section 2) is formally amended and conformed to Rule 16b-3 at that time. Any amendment to or new interpretation of Rule 16b-3 which eliminates or relaxes any such limitations shall apply to such exercises only after this Section 8 (or Section 2) is formally amended, provided that any such amendment hereof may be applied retroactively to the date of any such amendment to Rule 16b-3. As used in this paragraph, the term "interpretation" refers to an official interpretation of the Securities and Exchange Commission or its staff or any court of competent jurisdiction.

    (h) The Committee may act, pursuant to authority expressly or implicitly given the Committee in the Plan, by any appropriate means. Without limiting the generality of the foregoing, the Committee may act by resolution adopted at a meeting or adopted by written consent of the Committee members without a meeting. Meetings may be attended in person, conducted by conference telecommunications where each member is able to speak and be heard by each other member, or conducted using a combination of attendance and conference telecommunications.

Section 9.  Agreement to Serve.
            ------------------
    Each Optionee shall agree that he or she will remain in the service of the Company or a parent or subsidiary of the Company for at least two years from the date of grant to him or her of an Option, at the pleasure of the Board of Directors and at such compensation as the Board of Directors or any Committee thereof or the appropriate officers of the Company shall reasonably determine from time to time. If any Optionee voluntarily terminates such employment prior to the expiration of said two year period in violation of the foregoing provisions of this Section 9, or if at any time the Optionee is dismissed from such employment for any reason, such Option (and any other Option or Options held by him or her under the Plan) to the extent not theretofore exercised shall forthwith terminate. The Committee may waive, in whole or part and for any reason the Committee deems appropriate, any termination caused by this Section 9 of any Option or group of Options.

Section 10. Condition to Exercise of Options.
            --------------------------------
    (a) The exercise of any Option under the Plan, including any Alternative and Limited Stock Appreciation Rights granted in connection with any Option, shall be conditioned on the Optionee at all times during his or her employment with the Company having continuously satisfied his or her duties of loyalty and faithful service to the Company and having refrained from engaging in any undisclosed conflict of interest or from otherwise acting in any manner inimical to or contrary to the best interests of the Company. Any violation of law or of any Company policy or the Business Practices and Ethics Manual of the Company shall be considered conduct inimical to or contrary to the best interests of the Company for the purposes of this Section 10. The exercise of any Option or Rights shall be deemed to be the certification by the Optionee that he has satisfied this condition. In addition, the Optionee shall furnish to the Committee on request any other information concerning satisfaction of such condition which the Committee may request.

    (b) This Section 10 is intended to establish, as a condition to the realization of economic benefits under the Plan, a standard of conduct consistent with (i) the duties of loyalty and faithful performance of services imposed on an employee by the common law, and (ii) the Company's published standards and policies which the Optionee is bound to observe. This Section 10 shall in no way impair or derogate from the rights or remedies which the Company may have at law or in equity or under any employment contract or agreement with an Optionee to prevent or to recover damages for the disclosure of trade secrets, or to recover any restitution or damages properly owing the Company because of any theft, fraud, embezzlement, or other illegal conduct on the part of an Optionee.

    (c) If the Committee determines that an Optionee has not observed the standard of conduct required by this Section 10, the Committee may require the Optionee to forfeit any right to or in any unexercised Options, including any Alternative and Limited Stock Appreciation Rights granted in connection with any Option, as of the date such determination is made, and may require repayment of any economic benefit received as a result of the exercise of any Option or Alternative or Limited Stock Appreciation Right after the act or acts of misconduct which gave rise to the Committee's determination.

    (d) This Section 10 shall not be interpreted as requiring the Committee to take action in each and every instance of suspected misconduct, and in determining to attempt to enforce the forfeiture and repayment provisions of this Section 10, the Committee may consider, among other things, the possible economic effects, the circumstances surrounding the discontinuance of the Optionee's employment with the Company and the amount of proof which the Company may have of any alleged misconduct. Any decision by the Committee to forego enforcement of this Section 10 in whole or in part in any particular instance shall in no way constitute a waiver of the right to enforce such Section in any other instance.

    (e) During the period of any investigation into whether an Optionee has engaged in conduct prohibited by this Section 10, the Optionee's rights to exercise any Option and any related
Alternative and Limited Stock Appreciation Rights shall be suspended.

Section 11. Exercise of Options.
            -------------------
    (a) An Optionee may pay the option price of an Option in cash, Stock (including shares of previously-owned Stock, or Stock issuable in connection with the Option), or other property, to the extent permitted or required by the Option Agreement or the Committee from time to time. The Committee may permit deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Committee or its delegate may take any necessary or appropriate steps in order to facilitate the payment of any such purchase price. Without limiting the foregoing, the Committee may allow the Optionee to defer payment of the option price, or may cause the Company to loan the option price to the Optionee or to guaranty that any shares to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the purchase price. The Committee may require satisfaction of any rules or conditions in connection with paying the Option price at any particular time, in any particular form, or with the Company's assistance.

    (b) When an Optionee's Employer becomes required to collect Required Withholding Taxes, the Optionee shall promptly pay to the Company or Employer (as required by the Committee) the amount of such Required Withholding Taxes in cash, unless the Option Agreement or the Committee permits or requires payment in another form. In the discretion of the Committee or its delegate and at the Optionee's request, the Committee or its delegate may cause the Company or Employer to pay Withholding Taxes in excess of Required Withholding Taxes on behalf of an Optionee, which shall be reimbursed by the Optionee. The Committee may allow an Optionee to pay or reimburse the Company or Employer with shares of Stock (other than Restricted Stock granted under the Anheuser-Busch Companies, Inc. 1989 Incentive Stock Plan) or other property. The Committee may require the satisfaction of any rules or conditions in connection with any non-cash payment of Withholding Taxes. If an Optionee is a Reporting Person at the time of grant or during an Option's term and is given an election to pay any Withholding Taxes with Stock, the Committee shall have the sole discretion to approve or disapprove such election at any time after the election is made. As used in this subsection:

        (i) "Withholding Taxes" means, in connection with the exercise of an Option, (A) the total amount of Federal and state income taxes which the Employer of the Optionee is required to withhold ("Required Withholding Taxes") plus
    (B) any other income taxes which the Employer withholds at the request of the Optionee.

        (ii) "Employer" means the Company or Subsidiary which employs the Optionee.

Section 12. General Provisions.
            ------------------
    (a) The Company shall not be required to issue or deliver any certificates for shares of Stock to an Optionee upon the exercise of his or her Option or Alternative Stock Appreciation Rights, prior to

        (i) if requested by the Company, the filing with the Company by the Optionee or the Optionee's Post-Death Representative of a representation in writing that at the time of such exercise it is his or her then present intention to acquire the shares of Stock being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such shares of Stock under any State or Federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable, and

        (ii) the listing, or approval for listing upon notice of issuance, of such shares of Stock on the New York Stock
    Exchange or such other securities exchange as may at the time be the principal market for the Stock, and

        (iii) the obtaining of any other consent, approval or permit from any State or Federal governmental agency which the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

    (b) An Optionee shall have none of the rights of a shareholder with respect to shares of Stock subject to his or her Option until shares of Stock are issued to him or her upon the exercise of his or her Option.

    (c) The Optionee may be required to pay to the Company the amount of any withholding taxes which the Company is required to withhold with respect to the exercise of an Option or Alternative
Stock Appreciation Right.

Section 13.  Adjustments and Acquisitions
             ----------------------------
    In the event of (i) any change in the outstanding shares of Stock by reason of any stock split, combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, or (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (iii) any distribution to stockholders generally other than a normal dividend, the Committee shall make such equitable adjustments to the Plan and to outstanding Options, Alternative Stock Appreciation Rights and Limited Rights as it shall deem appropriate in order to prevent the dilution or enlargement of the economic value of outstanding Options, Alternative Stock Appreciation Rights. Any such determination by the Committee shall be conclusive and binding on all concerned.

Section 14. Duration, Amendment and Termination.
            -----------------------------------
    The Board of Directors may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee, adversely affect or impair the rights of such Optionee, and provided further, that, unless the shareholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby (a) the total number of shares of Stock which may be optioned under the Plan to all individuals, or to any of them, shall be increased, except by operation of the adjustment provisions of Section 13 hereof, (b) the authority to administer the Plan by a committee consisting of directors of the Company not eligible to receive Options granted under the Plan shall be withdrawn, (c) the term of the Options shall be extended, (d) the minimum option price shall be decreased, or (e) the class of employees to whom Options may be granted shall be changed.

    The period during which Options may be granted under the Plan shall terminate on December 21, 1991, unless the Plan shall theretofore have been terminated as hereinabove provided.

Section 15. Shareholder Approval.
            --------------------
    No Option or Alternative Stock Appreciation Right granted under the Plan may be exercised in whole or in part until adoption of the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Company entitled to vote at a meeting of the shareholders duly called for the purpose of voting thereon, and unless the Plan is approved by the shareholders within one year of its adoption by the Board of Directors.

Section 16. Date of Granting of Options.
            ---------------------------
    Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company shall constitute the granting of any Option hereunder. The date of grant of an Option pursuant to the Plan shall be the date of grant thereof by the Committee. Within ten business days after the date of grant of the Option, the Company shall notify the Optionee of the grant of the Option, and shall mail to the Optionee a Non-Qualified Stock Option Agreement, duly executed by and on behalf of the Company, with the request that the Optionee execute the Agreement within thirty days after the date of mailing by the Company of the Agreement to the Optionee. If the Optionee shall fail to execute the written option agreement within said thirty-day period, his or her Option shall be automatically terminated.

Section 17. Stock Appreciation Rights - Limited Rights.
            ------------------------------------------
    (a) The Committee shall have authority to grant a stock appreciation right (referred to in this Section 17 as a "Limited Right") to the holder of any Option granted under the Plan (the "Related Non-Qualified Stock Option") with respect to all or some of the shares of Stock covered by such Related Non-Qualified Stock Option. A Limited Right may be granted either at the time of grant of the Related Non-Qualified Stock Option or at any time thereafter during its term (except as otherwise provided in Section 14 hereof). A Limited Right may be granted to an Optionee irrespective of whether such Optionee is being granted or has been granted an Alternative Stock Appreciation Right under Section 8 hereof. A Limited Right may be exercised only during the sixty-day period beginning on an "Acceleration Date" (as defined in Section
7 hereof); provided, however, that if the Acceleration Date occurs within the six-month period following the grant of the Limited Right or the grant of the Related Non-Qualified Stock Option and

Alternative Stock Appreciation Right, whichever is applicable as provided below, then the Limited Right will be exercisable for a period of sixty days following expiration of such six-month period. Each Limited Right shall be exercisable only if, and to the extent that, the Related Non-Qualified Stock Option is exercisable. Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised until the expiration of six (6) months from the date of grant of the Limited Right unless otherwise permitted under Rule 16b-3 under the Act in the case of an Optionee whose Related Non-Qualified Stock Option was granted prior to the grant of the Limited Right.

    Upon the exercise of a Limited Right, such Related Non-Qualified Stock Option and Alternative Stock Appreciation Right shall cease to be exercisable to the extent of the shares of Stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Stock available for the grant of further Options and Alternative Stock Appreciation Rights pursuant to this Plan. Upon the exercise of termination of a Related Non-Qualified Stock Option or Alternative Stock Appreciation Right, the Limited Right with respect to such Related Non-Qualified Stock Option shall terminate to the extent of the shares of Stock with respect to which the Related Non-Qualified Stock Option was exercised or terminated.

    (b) Upon the exercise of a Limited Right, the holder thereof shall receive in cash whichever of the following amounts is applicable:

        (i) in the case of an exercise of Limited Rights by reason of the occurrence of an Offer (as defined in Section
    7 hereof), an amount equal to the Offer Spread (as defined in Section 17(d) hereof);

        (ii) in the case of an exercise of Limited Rights by reason of shareholder approval of an agreement described in Section 7, an amount equal to the Merger Spread (as defined in Section 17(f) hereof); or

        (iii) in the case of an exercise of Limited Rights by reason of stockholder approval of a plan of liquidation described in Section 7, an amount equal to the Liquidation
    Spread (as defined in Section 17(h); or

        (iv) in the case of an exercise of Limited Rights by reason of an acquisition of Stock described in Section 7, an amount equal to the Acquisition Spread (as defined in Section 17(j) hereof).

    (c) The term "Offer Price per Share" as used in this Section
17 shall mean, with respect to the exercise of any Limited Right by reason of the occurrence of an Offer, the greater of (i) the highest price per share of Stock paid in any Offer, which Offer is in effect at any time during the sixty-day period ending on the date on which such Limited Right is exercised, or (ii) the highest Fair Market Value per Share of the Stock during such sixty-day period. Any securities or property which are part or all of the consideration paid for shares of Stock in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

    (d) The term "Offer Spread" as used in this Section 17 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share over (B) the Option price per share of Stock at which the Related Non-Qualified Stock Option is exercisable, by (ii) the number of shares of Stock with respect to which such Limited Right is being exercised.

    (e) The term "Merger Price per Share" as used in this Section 17 shall mean, with respect to the exercise of any Limited Right by reason of shareholder approval of an agreement described in Section 7, the greater of (i) the fixed or formula price for the acquisition of shares of Stock specified in such agreement if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and (ii) the highest Fair Market Value per Share of the Stock during the sixty-day period ending on the date on which such Limited Right is exercised. Any securities or property which are part or all of the consideration paid for shares of Stock pursuant to such agreement shall be valued in determining the Merger Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity which is a party with the Company to such agreement or
(B) the valuation placed on such securities or property by the Committee.

    (f) The term "Merger Spread" as used in this Section 17 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Merger Price per Share over (B) the Option price per share of Stock at which the Related Non-Qualified Stock Option is exercisable, by (ii) the number of shares of Stock with respect to which such Limited Right is being exercised.

    (g) The term "Liquidation Price per Share" as used in this
Section 17 shall mean, with respect to the exercise of any Limited Right by reason of shareholder approval of a plan of liquidation described in Section 7, the greater of (i) the highest amount paid or to be paid per share of Stock pursuant to the plan of liquidation as determined by the Committee and (ii) the highest Fair Market Value per Share of the Stock during the sixty-day period ending on the date on which such Limited Right is exercised. Any securities or property which (A) are part or all of the consideration paid for shares of Stock pursuant to such plan of liquidation or (B) are to be sold and the proceeds distributed in liquidation shall be valued in determining the Liquidation Price per share at the higher of (i) the valuation placed on such securities or property by the Company upon the distribution of such securities or property in accordance with the plan of liquidation, if known, at the time of the exercise of such Limited Right, or
(ii) the valuation placed on such securities or property by the Committee.

    (h) The term "Liquidation Spread" as used in this Section 17 shall mean an amount equal to the product computed by multiplying
(i) the excess of (A) the Liquidation Price per Share over (B) the Option price per share of Stock at which the Related Non-Qualified Stock Option is exercisable by (ii) the number of shares of Stock with respect to which such Limited Right is being exercised.

    (i) The term "Acquisition Price per Share" as used in this
Section 17 shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Stock described in Section 7, the greater of (i) the highest price per share stated on the
Schedule 13D, 14D-1 or similar schedule (or amendment thereto) filed by the holder of 50% or more of the Company's voting power which gives rise to the exercise of such Limited Right, and (ii) the highest Fair Market Value per Share of the Stock during the sixty-day period ending on the date the Limited Right is exercised.

    (j) The term "Acquisition Spread" as used in this Section 17 shall mean an amount equal to the product computed by multiplying
(i) the excess of (A) the Acquisition Price per Share over (B) the Option price per share of Stock at which the Related Non-Qualified Stock Option is exercisable, by (ii) the number of shares of Stock with respect to which such Limited Right is being exercised.

    (k) Notwithstanding any other provision of the Plan, an Alternative Stock Appreciation Right granted pursuant to Section
8 hereof may not be exercised at a time when any Limited Rights held by the holder of such Right may be exercised.

    (l) The term "Fair Market Value per Share of the Stock" as used in this Section 17 shall mean, as of a particular date, (i) if the shares of Stock are then listed on a national securities exchange, the definition provided in Section 2(f) hereof, or (ii) if the shares of Stock are not then listed on a national securities exchange, the average of the closing bid and asked prices for shares of Stock in the over-the-counter market for the last preceding date on which there was a sale of Stock in such market.